Listing Report:Supplement No. 228 dated Apr 28, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 317329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.20%	Starting borrower rate/APR:	7.20% / 7.54%	Starting monthly payment:	$154.84

Auction yield range:	3.04% - 6.20%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	15%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 13	Length of status:	0y 10m
Credit score:	800-819 (Apr-2010)	Total credit lines:	28	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$8,085	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	shonuva05	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinance High 2nd Mortgage
I want this loan to refinance my extremely high 12% 2nd mortgage.? My first mortgage rate is 5.375% and want to bring the 2nd rate as close to this as possible.

I am a great candidate for this loan because I believe in minimizing debt.? I currently only have my 2 mortgages, 1 car loan, and 2 student loans.? My wife and I both have stable jobs and more than sufficient income to pay this loan.? See below for income statement items:

Income
Wife income (net monthly) - $4450
My income (net monthly) - $4900

Expenses
1st mortgage (with escrows) - $2044
2nd mortgage - $803
Car?loan - $499
Student loans - $160
Car insurance - $143
Cable/internet/phone/cells - $300
Electric/water - $200
Food/groceries - $900
Gas/metro - $300
Entertainment - $500
HOA - $70
Clothing - $200

Extra - approx. $3,200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1982	Debt/Income ratio:	24%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 9	Length of status:	30y 8m
Credit score:	660-679 (Apr-2010)	Total credit lines:	41	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$10,804	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	sunny-return356	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some credit cards! Have
Purpose of loan:
This loan will be used to?pay off some credit card debt, and do some much needed work on my home. I am a single mom who is not afraid to work hard.? I work 2 jobs (a full and a part time).? I am trying to give my child every opportunity for a good education and life.? My ex husband left the family 11 years ago.? I have struggled but I have managed ok until recently. These past 2 years have been more difficult.? I realize that is true for many.? God has truly helped see me through with good health and the ability to work. ? It would be a tremendous relief to have my bills consolidated into one. I will also use a portion of the funds towards some home improvements.? I have a back porch on my home that is ready to fall off.? The wood is rotten. .? I have all the materials for a new deck to be put on, but I lacked the additional money to have someone actually put the deck up.? So this will help me to complete it.? I would greatly appreciate someone loaning the money to me (and my child).? I will repay it on time.? Thank you.

My financial situation:
I am a good candidate for this loan because?I am a hard worker!??I ;am a single mother who presently works 2 jobs.... a full time and a part time?I hope to work myself out of debt within 2 years... that is my goal.? I would greatly someone one giving me a chance and that opportunity.? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$189.99

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1985	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	1y 3m
Credit score:	680-699 (Apr-2010)	Total credit lines:	28	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$11,716	Stated income:	$50,000-$74,999
Amount delinquent:	$26,466	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	CreativeIdeas	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting rid of my credit cards!
Purpose of loan:
This loan will be used to pay off a credit card. I have two, one is paid already and for use only for things like plane reservations. The other I used to furnish my apartment because the rate was reasonable. That has changed! My credit card company raised my interest rate from 9% to 29%!

My financial situation:
I am a good candidate for this loan because all I want to do is pay off and destroy this card. I?have been involved with Prosper as an investor for a few years now and enjoy that I am able to help others out. Now?I have the opportunity to ask for the help of others.?

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 950
??Insurance: $ 30
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 320
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 400
My home in another state is sadly in foreclosure and it has affected my credit rating, but I am still trying to sell, but otherwise I am doing well and look forward to paying you instead of a credit card company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2006	Debt/Income ratio:	6%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 10	Length of status:	0y 1m
Credit score:	640-659 (Apr-2010)	Total credit lines:	13	Occupation:	Student - College S...
Now delinquent:	0	Revolving credit balance:	$4,936	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	SteveG2352	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Credit Card Debt/Tax Error Debt"
Purpose of loan:
Well as an independent student at West Virginia University I have put some of my tuition and school expenses on my credit cards. I really want to get rid of these balances on these cards and get rid of my credit cards. I have a Capital One and American Express that are almost maxed out. I want to get rid of these balances because of the interest rate that just rose to 17% on my Capital One card and the 14% that is on the American Express. I tried to call them to reduce my rate but they were not able to help me and I just feel like I am in a bad situation.

My financial situation:
I receive a VA Subsidy every month of $925.00 and I also receive a state subsidy of $625.00 through the WV Chaffee program where I was in Foster Care since I was age 5. I also receive $2,000.00 every semester which is returned to me in a financial aid refund. I have two semesters per year and I may receive some extra money this year as I am doing summer school. I am never late on any payments! I am also now employed part time and work 25 hours a week @ 7.50 an hour.

Monthly net income: $1,550.00

Monthly expenses: $
??Housing: $
??Insurance: $133.00
??Car expenses: $210.00
??Utilities: $ 0
??Phone, cable, internet: $60.00
??Food, entertainment: $ 0
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $120.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454357
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1995	Debt/Income ratio:	7%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	2y 2m
Credit score:	760-779 (Apr-2010)	Total credit lines:	13	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$7,555	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	21
Screen name:	LendingHedgeFund	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Responsible Borrower, Will Pay Back
Purpose of loan:
This loan will be used to pay for my LASIK operation. I have will no trouble paying this back since I will be reimbursed through my AETNA flexible spending account. However, I need the money to pay for the operation upfront before being reimbursed by my health insurance coverage.

My financial situation:
I am a good candidate for this loan because I will have the full amount paid back after being reimbursed by AETNA. Also, I have a full-time job, of which I have been working for 2.5 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 455275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.50%	Starting monthly payment:	$54.26

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	32%
Basic (1-10):	3	Inquiries last 6m:	10	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 18	Length of status:	3y 8m
Credit score:	660-679 (Apr-2010)	Total credit lines:	54	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$6,170	Stated income:	$75,000-$99,999
Amount delinquent:	$3,436	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	balance-doughnut	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business use
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456031
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$723.45

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	21%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 12	Length of status:	3y 3m
Credit score:	720-739 (Apr-2010)	Total credit lines:	25	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$10,447	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	apult3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Free in 36 Months
Purpose of loan:
This loan will be used to consolidate all debt including student loans and auto.? For simplicity, I would like to have one monthly payment and I prefer to pay interest to Prosper lenders instead of large financial institutions.

My financial situation:
I am a good candidate for this loan because I have stable income that I can document, consistent employment history, solid credit, savings, and a positive cash flow position. I have the liquid assets to cover my total debt; however, I don't think that using emergency cash funds is an ideal way to manage debt.? $420 monthly of the necessary monthly repayment of this loan will be covered by the car payment that I will no longer need to make.? In addition, I will no longer have $60 of monthly student loan payments.? I know that spousal income is not considered by Prosper, but my husband does have stable income and employment.

I have no interest of prepaying this loan which ensures that you, as a lender, will receive principal and interest for the full 36 months.? I have never defaulted on a credit obligation.? Again, this loan makes sense for reasons of simplicity and cash flow.

Please inquire if anything further is requested to substantiate my credit-worthiness and ability to repay this loan in a timely fashion.

I am a safe bet and thank you in advance for your consideration in lending.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1978	Debt/Income ratio:	6%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	26y 3m
Credit score:	640-659 (Apr-2010)	Total credit lines:	40	Occupation:	Analyst
Now delinquent:	11	Revolving credit balance:	$3,403	Stated income:	$75,000-$99,999
Amount delinquent:	$3,555	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	22
Screen name:	ruffid00	Borrower's state:	Pennsylvania	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
I am applying for this loan for the purpose of consolidating most of my higher-interest (read: credit card-related) debt, which I'd accumulated during my younger, and not so wiser days!? I have too many credit card balances, and would like to consolidate them all into one payment, and then eventually, close all of those accounts save for one.

I hope that you investors will not automatically bypass my listing, because of my 'HR' Prosper rating, because it doesn't accurately reflect my ability to repay this loan.? This rating is a result my DTI ratio being too high, as well as the fact that I had a bad spell during which I late in paying some of credit card payments, however, I have not been late with a payment in almost three years now.

I am a?fifty-one year-old, single, male, who is in excellent health, and I have a very stable, well-paying job (I earn approx. $82 K a year), and am in my?twenty-sixth year of service?with my current employer, which is the largest diagnostic (medical) testing company in the U.S.? I work in the Information Technology field, and work in my company's corporate data center.? I have approximately $100 K in my 401 (k) plan, however, I have a current loan against it, so I cannot access any more of it at this time.

I fully realize that I'll have to pay a high interest rate for this loan?(because of my rating), if in fact it is funded, however, overall, this will still be an advantageous arrangement for me in the long term.? I do not have a mortgage payment, as I rent (at $782 per month), and I have an auto loan ?payment of $600 a month (which is $100 more that I am required to pay), which are my major monthly expenses; I can afford a monthly payment in the neigherborhood of between $200 and $300, and?I will pay more than the required minimum payment if my request is funded.??(I plan on paying off this loan in between?one-and-a-half to two years.)?

I originally wanted to apply for a higher amount, however, I thought that I would start out with a lower amount, so that I can establish myself with Prosper lenders as a reliable borrower, and then perhaps apply for a higher amount, after I pay off this initial loan.

If you believe that everyone deserves a second chance, then please consider being an investor towards my loan.

Thank you very much, in advance,?for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1996	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 7	Length of status:	0y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	21	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$7,570	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	38
Screen name:	hispadgirl	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-639 (Aug-2008)
Principal balance:	$865.59	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Need small loan to help me catch up
Purpose of loan:
I was out of the job for 7 months last year and was able to secure a job out of state. Unfortunately the move set me back a bit and I was hoping I could secure a loan that could help me get back on track.

My financial situation:
I am a good candidate for this loan because I am a responsible, hard-working professional who has run into some bad luck the last year or so.?I am just trying to get a small loan so that I?can catch up?on a few?debts.

Monthly net income: $4,000.00

Monthly expenses:
??Housing: $1150
??Insurance: $120
??Car expenses: $550?
??Utilities: $200
??Phone, cable, internet: $ 300
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$584.87

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1990	Debt/Income ratio:	12%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	8y 8m
Credit score:	800-819 (Apr-2010)	Total credit lines:	37	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,833	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	new-loan-orbit	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
The purpose of this loan is to purchase a boat/trailer and camper at a local recreation area.?

My financial situation:
My wife and I have worked very hard over the last 7 or 8 years to pay down our debt and manage our money.? We are disciplined at budgeting our money appropriately and have carefully considered entering into another loan.? After reviewing our budget, we know we can afford the payments and feel the opportunity afforded by obtaining this loan will be worth it in the long run.? I appreciate your consideration in this matter.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 8.82%	Starting monthly payment:	$94.67

Auction yield range:	3.04% - 7.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	2%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	3y 1m
Credit score:	840-859 (Apr-2010)	Total credit lines:	9	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$686	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	saguaro2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment capital
Purpose of loan:
This loan will be used to buy some required equipment to grow my mobile software development business.

My financial situation:
I am a good candidate for this loan because my business is in a fast growing sector specializing in iPhone application development.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1980	Debt/Income ratio:	13%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	2y 8m
Credit score:	680-699 (Apr-2010)	Total credit lines:	23	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$177,204	Stated income:	$50,000-$74,999
Amount delinquent:	$56,262	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	23
Screen name:	keep-trying1	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adopting a Child
Purpose of loan:
This loan will be used to?adopt a child. I really want to be a mother and parent. I am a single hard working woman.
I want my own family and a life bigger than myself.

My financial situation:
I am a good candidate for this loan because I have a great steady job. I have zero debt besides my home mortgage and car payment.
I was scammed in 2004 and have been seriously repairing credit and events that were not in my control. A loan modification is in the works for my mortgage. I've always lived up to all my financial commitments and before the scam had a credit score of 780.

Monthly net income: $ 5,500

Monthly expenses: $ 3400
??Housing: $ 2,500
??Insurance: $ included in mortgage
??Car expenses: $ 325
??Utilities: $ 150
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 00
??Other expenses: $50 pet
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$400.44

Auction yield range:	17.04% - 17.50%	Estimated loss impact:	25.97%
Lender servicing fee:	1.00%	Estimated return:	-8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	16%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	2y 0m
Credit score:	620-639 (Apr-2010)	Total credit lines:	16	Occupation:	Biologist
Now delinquent:	0	Revolving credit balance:	$13,269	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	justin1993	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	620-639 (May-2008)
Principal balance:	$1,084.02	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?pay off credit cards?

My financial situation:
I am a good candidate for this loan because? I pay my debts on time

Monthly net income: $ 4500.00 (approximately)

Monthly expenses: $
??Housing: $ 1895.00
??Insurance: $ 55.00
??Car expenses: $ 80.00
??Utilities: $ 180.00
??Phone, cable, internet: $?200.00
??Food, entertainment: $ 450.00
??Clothing, household expenses $?70.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.13%	Starting borrower rate/APR:	7.13% / 7.47%	Starting monthly payment:	$108.28

Auction yield range:	3.04% - 6.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2003	Debt/Income ratio:	4%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	1y 11m
Credit score:	760-779 (Apr-2010)	Total credit lines:	8	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$307	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ChakaMB	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Social Responsibility
This loan will be used to fund an inventory expansion for Chaka MarketBridge. Chaka MarketBridge helps artisans in Nicaragua. The artisans use their trade and businesses to provide for their families and make a meaningful impact in their communities.

Chaka buys products from these artisans, allowing them access to greater demand and higher sales, helping them to keep their businesses solvent. To learn more, please visit our website at http://www.chakamarketbridge.com

This business is a venture that four partners and I work at on the side. I have a secure full-time job, as do my partners. I have worked hard to obtain my excellent credit rating and will do what it takes to maintain it. I can safely make the payments on this loan.

Please help my partners and I make a difference in the lives of Nicaraguan artisans. Thanks for your consideration
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$94.26

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1992	Debt/Income ratio:	26%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	7y 1m
Credit score:	660-679 (Apr-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$18,749	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	honorable-contract0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off a credit card at 29.99% interest rate.

My financial situation:
I am in good financial standing with my creditors.

Monthly net income: $ 2040.00

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $?98
??Car expenses: $ 250
??Utilities: $ 50
??Phone, cable, internet: $?50
??Food, entertainment: $?200
??Clothing, household expenses $?150
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$280.36

Auction yield range:	11.04% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1993	Debt/Income ratio:	5%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	7y 6m
Credit score:	720-739 (Apr-2010)	Total credit lines:	18	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$290	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	windandsolar1	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renewable Energy Inventory
Purpose of loan:
This loan will be used to make an initial inventory purchase for our first solar installation job. We have jobs in hand but we need capital to purchase from our suppliers who will only take prepay orders from our business until we have a history of purchases with them. Without capital we are unable to make the first initial purchase of solar hardware we need to perform jobs.

My financial situation:
I am a good candidate for this loan because I am dedicated to this business and its success. We provide renewable energy system (solar electric, solar thermal and small wind) for residential, commercial and agricultural customers. I have invested over a year of training; we are licensed, bonded and insured. We are organized as an LLC and we are registered with the state.
I am financially sound with high work ethics and dedicated.

Cash flow information:
A typlical solar electric job sells for around $15k.? We have a markup of 30% yielding $4.5k in revenue per job.? We have 3 jobs in hand at this time ready to move.? As you can see the funding from this loan will provide funding for 50% of two jobs.? Currently we have invested out?of pocket personal funds of $22k showing that we are commited to succes for a booming GREEN industry.

THANK YOU!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$97.66

Auction yield range:	8.04% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1992	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 7	Length of status:	8y 10m
Credit score:	700-719 (Apr-2010)	Total credit lines:	17	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$1,856	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Sidney22	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	700-719 (Dec-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
computer purchase
The purpose of the loan is to purchase a new Macbook Pro 17? computer for personal use and to replace an old PC in our church to run an updated media presentation software and to run the? digital audio mixer wireless. I had a loan for the same purpose? previously with Prosper ( used? Mac) and ended up paying off early due to a bad deal with the company. Returned the computer for repair and they refused to return it or give a refund (google Gainsaver complaints). Contacted Attorney General and got the refund. Lesson learned.

My ability to pay the loan will not be a problem. My financial situation is very good. I live with my mom and single so my living expenses are very low, good credit, extremely disciplined on my finances, always on time on bill payments, never have to borrow from friends or family,? high available credit, give to our church mission, my job is very secure, don't pay rent but pay the house bills and home maintenance, 8.5 year work history with the same company, and a bank account balance that will never run out. The only thing I see against me is the C Prosper rating which I don't understand despite my good credit. It may be due to the early loan pay off but it was due to circumstance. I intend to make the minimum payments so you will get your return on your investment and I will get e higher Prosper rating.

I will choose to use my credit card for the computer if you bid higher than 20%. Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$108.52

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	27%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 7	Length of status:	3y 5m
Credit score:	740-759 (Apr-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,827	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	economy-admiral9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
On My Way To Timeshare Emancipation
Purpose of loan:
This loan will be used to?facilitate the process of freeing me from the timeshare property's I just purchased a month and a half ago. Unfortunately, the sales person or persons are very deceptive and fraudulent in their representation of what these timeshares entail. I would advize anyone considering buying a timeshare to not do?so ?under any circumstances, and no matter what promises the company makes.?

My financial situation:
I am a good candidate for this loan because? I have excellent credit with no deliquincies, and will have no problem repaying this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$180.86

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	32%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	14 / 14	Length of status:	6y 2m
Credit score:	640-659 (Apr-2010)	Total credit lines:	27	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$15,076	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	HAPPYGUY49009	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Too many credit card help
Purpose of loan:
This loan will be used to? the purpose of the loan is consolidate debt, i'm currently paying 23% or more on some of them i'm current on all my bills just looking to find away to get out of theses high intrest credit careds

My financial situation:
I am a good candidate for this loan because? i'm current on all my bills i have no past due bills

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 806.00
??Insurance: $ 180.00
??Car expenses: $?60.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $?300.00
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1984	Debt/Income ratio:	15%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 7	Length of status:	4y 9m
Credit score:	640-659 (Apr-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$2,765	Stated income:	$50,000-$74,999
Amount delinquent:	$400	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	15
Screen name:	needmoney678	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	540-559 (Jul-2008) 580-599 (Jun-2008) 560-579 (May-2008) 540-559 (Feb-2008)
Principal balance:	$1,133.13	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
pay off bills
Purpose of loan:
(explain what you will be using this loan for) Need alittle help to catch up with bills.

My financial situation: Am currently trying to get my finances back on track using various means, including credit counseling to help me better understand and manage my finances.? Just need alittle more help.? I do not like my picture taken--avoid cameras like the plague, so none to submit.? Also, its hard to admit that after all these years I still have much to learn about handling my finances, hence I don't feel comfortable asking friends and family for endorsements.? Thank you to all who have bid on my loan previously, I truly appreciate it, please continue to do so.
(explain why you are a good candidate for paying back this loan)

Monthly net income: $ $2600.00

Monthly expenses: $ 1870.00
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $?450
??Utilities: $ 150
??Phone, cable, internet: $ 125
??Food, entertainment: $ 120
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 125
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	102%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	18 / 15	Length of status:	4y 6m
Credit score:	640-659 (Apr-2010)	Total credit lines:	47	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,905	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	10
Screen name:	wendi	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	640-659 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-639 (Mar-2010) 640-659 (Jan-2010) 620-639 (Aug-2009) 640-659 (Sep-2008)
Principal balance:	$223.52	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
2nd Baby 2nd Loan!!!
Purpose of this loan:
I am trying to be smarter about my finances. I would like to pay off most of my credit cards and my first prosper loan. One payment would be very beneficial in helping me conquer my debt.
I have never been late on my current loan, which is paid off this May.
We are having our second child in July. I got the first loan when we were having our first child. The loan was so helpful in getting things in order, I would like to do the same this time.
My financial situation:
I am a good candidate for this loan because I am a very hard working hairstylist. I have been in the business for 15 years. I am self-employed so after all my deductions are taken out it will explain my higher dtir%.
We are responsible people who like everyone else is trying to find the?best?way to deal with life's bills.
My bankruptcy has been discharged since 2004. I have been rebuilding my credit since.

Thank you for your time and hopefully once again your trust.

Monthly net income: $ 5600

Monthly expenses: $ 4953
??House payment: $ 1312
??Insurance: $ 146
??Car expenses: $ 1127
??Utilities: $ 450
??Prosper loan: $ 218
??Child care?$400
? Aflac: $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 600
I will replace the current prosper payment with the new one and still have $1047 open each month after paying off some credit cards.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1995	Debt/Income ratio:	6%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	0 / 0	Length of status:	7y 8m
Credit score:	680-699 (Apr-2010)	Total credit lines:	2	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	trade-delight7	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my wedding
Purpose of loan:
This loan will be used to? Pay off my wedding debt.

My financial situation:
I am a good candidate for this loan because?I will do whatever I need to pay it off, I am already searching for a second job and freelance design work

Monthly net income: $ 2300

Monthly expenses: $
??Housing: $ 800
??Insurance: $
??Car expenses: $ 0
??Utilities: $ 110
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$113.12

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1989	Debt/Income ratio:	21%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 17	Length of status:	1y 6m
Credit score:	680-699 (Apr-2010)	Total credit lines:	47	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$13,280	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	enthusiastic-listing	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Seeking Loan til Estate Settles
Purpose of loan:
This loan will be used to get my household bills back on track to be paid all at the beginning of the month, instead of throughout the month. I worry each month and struggle since I do not get paid weekly.

My financial situation:
I am a good candidate for this loan because I have a FT Job and a Small Business that was started in April 09 that has survived in this recession. my taxes AGI for my 2009 tax return was 73k.? I? ALWAYS pay my bills on time, I am never late.? All I want is to get my Mortgage and household bills paid at the beginning of the month instead of randomly through the month, I get paid on the 15th and last day of each month and I can't seem to catch up! I am also going to be coming in to some money over the next year as my step mom passed away and I am selling her estate, so I will be paying my CC debt and this loan as well.

Monthly net income: $ 6000.00

Monthly expenses: $
??Housing: $ 2424.00
??Insurance: $ 100.00
??Car expenses: $ 386.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 475.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,575.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.45%	Starting monthly payment:	$59.39

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	1y 10m
Credit score:	660-679 (Apr-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,514	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	asset-banker1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Summer before law school / fed loan
Purpose of loan:
This loan will be used to account for moving costs and cover the gap in living expenses over the summer before I get a steady income through summer work and my federal student loans disperse (I will receive a lump sum of $8750 on or around September 1 to cover cost of living for one semester). I might also use some of the money to pay down my one credit card (I hate being in debt to credit card companies).

My financial situation:
I am a very responsible young adult in his mid-20's and will be attending one of the top 10 law schools in the United States in the fall of 2010. I have found an apartment to rent near the law school that is about $400 less a month than the school anticipates for cost of room and board. That, combined with the work I will be doing over the summer, makes this an incredibly safe loan. Law students going to the caliber of school that I will be attending have historically been seen as some of the safest bets in terms of lending. The income and expenses listed are for when I am in school, and the income could reach much higher levels during the summer while I am able to work, so basically, you are seeing the minimum of what I would be making in terms of monthly net income. I am working as a legal assistant at a small law firm now.

Monthly net income: $ 2200

Monthly expenses: $ 1650
??Housing: $ 600
??Insurance: $ 200
??Car expenses: $ 0
??Utilities: $ 30
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 60
??Other expenses: $ 60
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$102.57

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1990	Debt/Income ratio:	16%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	5y 3m
Credit score:	740-759 (Apr-2010)	Total credit lines:	19	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$452	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	22
Screen name:	elegant-note	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
helping my brother with his divorce
Purpose of loan:
This loan will be used to?help my brother with a nasty divorce and get some dental work

My financial situation:my financial situation is good have $3800 left on a truck payment.
I am a good candidate for this loan because?have very little expenses and will help with my credit worthiness.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$77.96

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1977	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	4y 5m
Credit score:	660-679 (Apr-2010)	Total credit lines:	17	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$4,353	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	19
Screen name:	bill-whamo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation, college costs
This loan will be used to consolidate debt and help my son with college costs.?

My financial situation:
I'm a good candidate for this loan because it fits perfectly into my monthly budget.?

Monthly net income: $

Monthly expenses: $
??Housing: 1100.00
??Insurance: $?80.00
??Car expenses: $ 125.00
??Utilities: $ 85.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $?500.00
??Clothing, household expenses $
??Credit cards and other loans: $ 120.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$191.86

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1995	Debt/Income ratio:	20%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 10	Length of status:	8y 2m
Credit score:	720-739 (Apr-2010)	Total credit lines:	31	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,363	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dynamic-loyalty	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to... pay off high interest credit cards. My husband was out of work for a few months, and we racked up some debt.

My financial situation:
I am a good candidate for this loan because? Both my husband and myself have steady jobs. I've had mine for 8 years, and it's not going anywhere. My husband is a city employee in a supervisory position. I already have a plan to get out of debt, and we are currently paying $750/month to do so. I have a monthly budget, and we can live comfortably on it. However, our interest rates are ridiculous right now, and the credit card companies are refusing to lower them. Thanks in advance!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$497.60

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1991	Debt/Income ratio:	25%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 7	Length of status:	17y 8m
Credit score:	720-739 (Apr-2010)	Total credit lines:	53	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$16	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Larraybee	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	720-739 (Latest)
Principal borrowed:	$2,300.00	< mo. late:	0 ( 0% )	700-719 (Mar-2010) 700-719 (Feb-2010) 640-659 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Debt Consolidation
Purpose of loan:
This loan will be used for debt consolidaton

My financial situation:
I need the loan for debt consolidation. I? have a very good history or repaying my debts, as I have never failed to repay a debt. The proceeds from the loan will be used in connection with other funds that I will receive (not a loan) to pay my debt. Now that my daughter has graduated from college, I no longer have her college expenses to pay. Finally, I have been employed with State Government since 1992 in a professional capacity and I have a very stable job. In addition, I have a part-time consulting firm, which will be an asset.??This loan will enable me to reduce my monthly debt?payment by $500.00.??Also I funded for $7500.00, however after close review I realized that this amount would not allow me to accomplish my goal of lowering my monthly payment and may out all my debts with 36 months.??

expenses: $
??Housing: $ 871.00
??Insurance: $ 150.00
??Car expenses: $ 200.
??Utilities: $ 140
??Phone, cable, internet: $ 89
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 992
??Other expenses: $ o

Monthly net income: $ 3833.00

Monthly expenses: $
??Housing: $ 871.00
??Insurance: $ 150.00
??Car expenses: $ 200.
??Utilities: $ 140
??Phone, cable, internet: $ 89
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 992
??Other expenses: $ o
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	41%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	4y 6m
Credit score:	620-639 (Apr-2010)	Total credit lines:	9	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$1,510	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	adonis2725	Borrower's state:	Connecticut	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-639 (Aug-2008)
Principal balance:	$3,529.95	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Old prosper loan&car pymt into 1
Purpose of loan:
This loan will be used to?To make all my payments into 1payment for my old prosper loan and car

My financial situation:i have worked for the same company for 5 years and a full time student as well
I am a good candidate for this loan because?I have had a prosper loan and my payment history tells u the kind of person I am

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $740.00/prosper loan 261.33
??Insurance: 78.14$
??Car expenses: $300.00
??Utilities: $100
??Phone, cable, internet: $50
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456147
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$162.78

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1988	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	9 / 6	Length of status:	0y 0m
Credit score:	700-719 (Apr-2010)	Total credit lines:	34	Stated income:	Not employed
Now delinquent:	4	Revolving credit balance:	$723
Amount delinquent:	$9,292	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	22
Screen name:	MichelleW310	Borrower's state:	California	Borrower's group:	AIDS/HIV Research
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	700-719 (Latest)
Principal borrowed:	$9,900.00	< mo. late:	1 ( 3% )	760-779 (Jul-2008) 680-699 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Funding for Private Inv. Training
Purpose of loan:? This loan will be used to fund tuition for Nick Harris Detective Academy which runs from June 7, 2010 to July 30, 2010.? I have decided on a career change from Legal Assistant to Jr. Private Investigator.? This is a 3-night a week course so I will still be able to accept employment (permanent or temporary) during this time frame in my former occupation as a Legal Assistant.? Department of Labor shows this occupation to be a growing one by at least 22%:? http://jobsearch.about.com/cs/careerresources/p/occupational.html

My financial situation:? I am a good candidate for this loan because I will have guaranteed income from UI until?May of 2011.? I qualified for the highest amount of $1,800 a month so this payment will be an easy one.? I have cut many expenses from my budget and have also paid off 3 big loans since my last one here on Prosper; 1) vehicle is paid off; 2) prosper loan is paid off; 3) no more mortgage payment!? I am in the process of short selling my home so I won't have a mortgage payment for awhile - anywhere from 3 months to a year.? Although I lost permanent employment 1.5 years ago, I have managed to still pay off my Prosper loan as it was my first priority.? I have had several temp jobs during this time and that has generated enough income for me to live off of.? I feel I have proven myself trustworthy to the people who have graciously funded my last loan here and will continue to make this my number 1 priority.

Monthly net income: $1,800 GUARANTEED from UI and other income is possible?should I find temporary or permanent employment in the near future.?

Monthly expenses: $
??Housing: $0
??Insurance: $91
??Car expenses: $0?
??Utilities: $50
??Phone, cable, internet: $175
??Food, entertainment: $150?
??Clothing, household expenses $0
??Credit cards and other loans: $25 - Macy's card - my only credit card?
??Other expenses: $0 I have cut out all extras (Netflix, traveling, dining out, etc.)?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$90.26

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	21%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	1y 1m
Credit score:	680-699 (Apr-2010)	Total credit lines:	8	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$600	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	entertaining-duty1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting great deal on a motorcycle!
Purpose of loan:
This loan will be used to buy a motorcycle.

My financial situation:
I am a good candidate for this loan because I have a full-time job and a good history of paying back?debt.?

Monthly net income: $ 1920

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 64
??Car expenses: $ 297
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $0
??Clothing, household expenses $0
??Credit cards and other loans: $75
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	32%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 8	Length of status:	10y 10m
Credit score:	620-639 (Apr-2010)	Total credit lines:	23	Occupation:	Truck Driver
Now delinquent:	3	Revolving credit balance:	$2,277	Stated income:	$50,000-$74,999
Amount delinquent:	$27,098	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	8
Screen name:	jpp1972	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-639 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
special needs
Purpose of loan:
This loan will be used to?get my son special shoes.He?needs some custom made shoes and special furniture?

My financial situation:
I am a good candidate for this loan because?I need some help now.I will repay every cent.Please help?if you can?

Monthly net income: $ 4400.00

Monthly expenses: $
??Housing: $ 1421????
??Insurance: $ 100.00
??Car expenses: $ 0.00
??Utilities: $ 175.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $300.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456159
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$95.93

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2001	Debt/Income ratio:	23%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	4y 3m
Credit score:	760-779 (Apr-2010)	Total credit lines:	13	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$380	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	DJ_BoTaks	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Down Student Loan Debt
Purpose of loan:
This loan will be used to pay down student loan debt.

My financial situation:
I am a good candidate for this loan because I have not missed a payment and I will continue to make my payments.? Although, I haven't put much into others requests, I have been a lender to other borrowers on this site and look forward to "giving back" in the future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$272.20

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	7%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	6y 2m
Credit score:	800-819 (Apr-2010)	Total credit lines:	17	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$222	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	capital-orbiter	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Updating Kitchen and Bathrooms
Purpose of loan:
This loan will be used for home improvements to update my kitchen and bathroom.
My financial situation:
I am a good candidate for this loan because I pay my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 34.40%	Starting monthly payment:	$89.34

Auction yield range:	3.04% - 33.00%	Estimated loss impact:	1.58%
Lender servicing fee:	1.00%	Estimated return:	31.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	10 / 8	Length of status:	4y 1m
Credit score:	820-839 (Apr-2010)	Total credit lines:	44	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$776	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	persistent-income2	Borrower's state:	Illinois	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper for ALL (re-invest prosper)
Purpose of loan:
This loan will be used to? Help others with their prosper loans.? I intend on re-investing this into other loans.? I would like to use my good credit and my willingness to take on more risky loans to leverage my income.

My financial situation:
I am a good candidate for this loan because?I have excellent credit and I have the ability to utilize these loans for my self and others to prosper

I have a steady income and work for myself.? I have the time to dedicate to this and see it prosper!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$487.40

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1990	Debt/Income ratio:	22%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	6y 3m
Credit score:	800-819 (Apr-2010)	Total credit lines:	38	Occupation:	Professor
Now delinquent:	1	Revolving credit balance:	$17,377	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	doc4acu	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off my credit cards. I just bought a new house and have paid for everything that needs to be done to date and I just want to clear my cards at a lower interest rate.

My financial situation:
I am a good candidate for this loan because I have an excellent job at a college. It is incredibly stable. In addition, as I have two doctorates, I have many opportunities and income from secondary sources including book royalties and speaking fees. In fact, I have a new book ready to go to my publisher (deal already completed)?which will provide additional revenue streams.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$458.29

Auction yield range:	17.04% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	18 / 15	Length of status:	0y 10m
Credit score:	640-659 (Apr-2010)	Total credit lines:	32	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$55,365	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	order-widget	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off CC-Need Better %
Purpose of loan:
This loan would be used to consolidate and pay off Credit Cards.

My financial situation:
I used credit cards to help finance my business, not the best move, but I needed the cash. I have NEVER been late on?any of MY credit cards.?My credit score is lower than usual due to my debt-to-credit ratio. I am not struggling to pay my bills, I just need to lower my interest rate so that I can continue to use my cash on??business. ?Also I do not know which Credit Report is used, but there were 2 credit cards that were opened by a family member over 10 years ago. They have been removed from my Equifax and TransUnion, but I am not sure about Experian.

Monthly net income: $5500

Monthly expenses: $
??Housing: $2000
??Insurance: $ 200
??Car expenses: $ 690
??Utilities: $ 400
??Phone, cable, internet: $ 99
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2001	Debt/Income ratio:	17%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	1y 6m
Credit score:	680-699 (Apr-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$2,449	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	RRV	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	680-699 (Latest)
Principal borrowed:	$2,550.00	< mo. late:	0 ( 0% )	540-559 (Jun-2006) 540-559 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
BUSINESS USE
This member in engaged in security and private investigation business and needs some additional funding for new surveillance equipment, ie. video camera, navigation devices? for newly hired personnel in the field. A part of the loan will also be used for the improvement of the business commercial website. He has a new but fast growing private investigation company plus a full-time? employment assuring guaranteed payment of this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1991	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	1 / 1	Length of status:	4y 3m
Credit score:	740-759 (Apr-2010)	Total credit lines:	3	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cash-secret-agent7	Borrower's state:	NorthCarolina	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off car and gas bill
Purpose of loan:
I need to pay off my car so I will not have a car payment anymore. The payments are too high and a consolidated loan through Prosper will bring that payment down that I would owe every month.?(I owe $2600) I also need to pay off my heating bill which was higher this year. ($900)?

My financial situation:
I have good credit and no other outstanding debts.I get my retirement every month on the second tuesday. My rent is $135 a month and I have not other outstanding debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.51%	Starting borrower rate/APR:	11.51% / 13.64%	Starting monthly payment:	$461.73

Auction yield range:	4.04% - 10.51%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1982	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	10y 5m
Credit score:	700-719 (Apr-2010)	Total credit lines:	26	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$70,009	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	skier1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	700-719 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	700-719 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
debt consolidation
i am looking to borrow $14,000 to pay off other high interest debt.? This will be my second loan, and i was always on time with my payments. I actually paid the first loan off early. I am making more money now, and i feel i may pay it off faster than the 3 year term.? The payment fits well into my budget, as my income will continue to increase over the next number of years.? I live and work in new york, and i have been working in the financial industry since 1999.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	12%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	16y 3m
Credit score:	720-739 (Apr-2010)	Total credit lines:	33	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$115	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	51
Screen name:	jkcandles	Borrower's state:	Pennsylvania	Borrower's group:	Worldpower Investments
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	720-739 (Latest)
Principal borrowed:	$2,200.00	< mo. late:	0 ( 0% )	580-599 (Apr-2008) 660-679 (Mar-2008)
Principal balance:	$1,074.85	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
building a deck
Purpose of loan:
to build a deck from our kitchen

My financial situation:
Now that we are back on our feet,all is going well,my wife also has an ebay business, brings into approx.$300 net every month and my salery continues to rise.
I will only need $3000 for the deck--a friend will loan me $1000--also willing to pay a higher rate to get the loan.

Monthly net income: $?

$4856.00 net bring home and my wife nets approx $300.00 from ebay business

Monthly expenses: $
??Housing: $ 1761.00
??Insurance: $ 95.00
??Car expenses: $467.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 160.00
??Food, entertainment: $?200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	5 / 5	Length of status:	8y 3m
Credit score:	700-719 (Apr-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,162	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	matrix936	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of Credit Cards
Purpose of loan:
This loan will be used to pay revolving debt and free up cash flow.?

My financial situation:
I am a good candidate for this loan because I have a growing business w/ 10 employees that is thriving in it's 8th year.? My wife is employed with a very secure job and I always pay my debt.?Family?income has dropped over 40% in the last two years making it difficult to pay off outstanding credit cards.? Our overall financial picture is good and improving, but would be greatly improved by reducing revolving credit. This money would allow us to quickly improve our monthly cash flow which would then be used to pay off the remaining revolving debt. Current unsecured debt is around $18K to $20K.

Monthly net income: $ 9600

Monthly expenses: $
??Housing: $ 2900
??Insurance: $ 100
??Car expenses: $ 1410?
??Utilities: $ 210
??Phone, cable, internet: $ 100?
??Food, entertainment: $?900
??Clothing, household expenses $300?
??Credit cards and other loans: $?1200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$156.26

Auction yield range:	8.04% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2007	Debt/Income ratio:	21%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	3y 2m
Credit score:	700-719 (Apr-2010)	Total credit lines:	6	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$4,315	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	income-advantage7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
The reason for this loan is to pay off my credit cards and get my payments into one monthly payment. I do not owe much and should have it paid off in one years time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.87%	Starting monthly payment:	$37.71

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1991	Debt/Income ratio:	36%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	5y 10m
Credit score:	660-679 (Apr-2010)	Total credit lines:	15	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$3,769	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	hsb	Borrower's state:	Washington	Borrower's group:	Lend2's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,550.00	< mo. late:	0 ( 0% )	620-639 (Apr-2007)
Principal balance:	$93.41	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Moved to Washington
INTRODUCTION
Thank you for taking the time to read my loan request!? I have been working as an Aircraft Mechanic for the Navy Reserve Unit VP-69 for going on 10 years now. I previously served Active Navy for 5 years while obtaining a B.S. in Professional Aeronautics.
LOAN PURPOSE
The cost of my move to Washington was more than anticipated. While at the same time, my daughter had an emergency move! She will be starting her 3rd year at
?U of O in the Fall.

Thank you for taking the time to consider my request!? Please let me know if I can answer any questions.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456263
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.25%	Starting borrower rate/APR:	18.25% / 20.46%	Starting monthly payment:	$544.17

Auction yield range:	17.04% - 17.25%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	211%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	4y 10m
Credit score:	700-719 (Apr-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$14,197	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	commerce-walnut1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for Student Loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	6 / 6	Length of status:	3y 3m
Credit score:	660-679 (Apr-2010)	Total credit lines:	7	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$13,556	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kindness-slingshot	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Operating capital
Purpose of loan:
This loan will be used to fund daily operations and grow my business.?

My financial situation:
I am a good candidate for this loan because I have over 20 years experience in the salon business. My business is growing at a 20% monthly growth rate. I have a rapidly expanding client base.?

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 50
??Car expenses: $ 278
??Utilities: $ 300
??Phone, cable, internet: $ 200?
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$297.16

Auction yield range:	17.04% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2008	Debt/Income ratio:	19%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	4 / 3	Length of status:	1y 0m
Credit score:	700-719 (Apr-2010)	Total credit lines:	4	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$188	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	benevolent-dime3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Honest Person Buying Her First Car
Purpose of loan:
This loan will be used to? buy my very first used, but new to me car:)

My financial situation:
I am a good candidate for this loan because? I have a very steady job and a 694 credit score, only under 700 due to a car dealership applying for a loan without my consent. I am diligent in paying all my bills on time and take pride in being trustworthy, hardworking, and an overall god person.?

Monthly net income: $ It is an hourly position so it will fluctuate a bit but always between 1300-1700.

Monthly expenses: $ i live with my fiance and he takes care of the rent and most utilities. I have my cell phone at about $100 a month and I've paid off all my credit cards except for one card that has a balance of about 188 dollars left on it. I will pay an electric bill of 60 here or there but my fiance takes care of most of them and would be helping out with the loan as well so he can stop being my chauffeur :D
??Housing: $ 0
??Insurance: $ 0, but car insurance will be 80
??Car expenses: $ 0
??Utilities: $ 60
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 188 total left on one credit card
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2008	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	2 / 0	Length of status:	0y 2m
Credit score:	640-659 (Apr-2010)	Total credit lines:	2	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	victor5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capital For Various Investments
Purpose of loan:
This loan will be used to fund a variety of stable investment projects for a startup business venture and will more than likely be paid back within a year or so, and not take the full loan term.

My financial situation:
I am a good candidate for this loan because I'm currently staying with relatives and have minimal monthly expenses. I'm in the process of creating an online business to increase my income. In addition, I have experience with high credit debit and I typically pay back any debt that I have within a year. My largest credit debt had exceeded $8,000, which was fully paid back in 10 months. I like having good credit and I try not to even get in debt unless it?s absolutely necessary.

Monthly net income: $200

Monthly expenses: $130
??Housing: $0
??Insurance: $0
??Car expenses: $0
??Food, entertainment: $100
??Clothing, household expenses: $30
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456311
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.03%	Starting borrower rate/APR:	14.03% / 16.19%	Starting monthly payment:	$85.48

Auction yield range:	6.04% - 13.03%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	4%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	5y 2m
Credit score:	740-759 (Apr-2010)	Total credit lines:	11	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$489	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	RobbieB73	Borrower's state:	Virginia	Borrower's group:	Christian Opportunities
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Video, Film, Photo & Slide Transfer
Purpose of loan:
This loan will be used to finance the expansion of my current business, 73CM.? My website, www.73cm.com will explain all the details but the business focuses on 3 main objectives.
Transferring of video tapes and films to DVD, computer file, or online mediaScanning of film strips, photographs, and 35mm slides to DVD, computer files, online media, and custom photo presentationsAll aspects of custom printing and product design (e.g. Business cards, newsletters, resume editing, powerpoint presentations, promotional product designs, etc.)The expansion will allow for advertising, availability of 'free samples', and upgrading current equipment to allow processing of multiple orders.

My financial situation:
I am a good candidate for this loan because I am finishing up a multi-year process in paying off all secured and unsecured debts and am looking for a fresh start to expand my current business.

Employment:
I have been employed full-time with the same employer for over 5 years!

Q&A:
Please let me know if you have any questions...I would be happy to provide any additional information!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Not employed
Enhanced (1-5):	2	Current / open credit lines:	12 / 10	Length of status:	5y 2m
Credit score:	680-699 (Apr-2010)	Total credit lines:	36	Stated income:	Not employed
Now delinquent:	2	Revolving credit balance:	$21,043
Amount delinquent:	$1,751	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	ferocious-community	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CREDIT CARD BILL
Purpose of loan:
This loan will be used to pay off a credit card bill.?

My financial situation:
I am a good candidate for this loan because I have been good at paying off my bills, but I recently became permanently disabled.

Monthly net income: $
1400.00
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	39%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 15	Length of status:	7y 10m
Credit score:	640-659 (Apr-2010)	Total credit lines:	56	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$14,754	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	birdhunt	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 96% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 4% )	640-659 (Apr-2008)
Principal balance:	$1,859.25	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
i need to pay off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$207.85

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1988	Debt/Income ratio:	28%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 10	Length of status:	9y 5m
Credit score:	660-679 (Apr-2010)	Total credit lines:	46	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$11,155	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bold-entertaining-liberty	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off car loan at higher rate
Purpose of loan:
This loan will be used to? payoff auto financed at higher rate & dell account?

My financial situation:
I am a good candidate for this loan because? I am working toward paying off debt

Monthly net income: $ 3000

Monthly expenses: $ 2500
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$588.49

Auction yield range:	17.04% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1999	Debt/Income ratio:	29%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 10	Length of status:	2y 2m
Credit score:	680-699 (Apr-2010)	Total credit lines:	20	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$32,478	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	gw0116	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	680-699 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	620-639 (Apr-2009) 640-659 (May-2008)
Principal balance:	$2,784.86	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Paying off high-interest cards
Purpose of loan:
Pay off high-interest credit cards, wedding expenses Hasten ability to pay down student loan principal Save money to remodel/update new house Once loan payoff is complete, become a lender on Prosper and Kiva Newlywed homeowners looking to pay off high-interest credit cards, wedding expenses, and to set aside money to update new house. I have a flawless record with my previous Prosper loan, which is now almost paid off. I have a stable tech job in the nonprofit sector which I plan to stay at for at least 5 years. Eventually we would like to become lenders here and on Kiva.org.

Income/expenses (me only)Monthly net income: $ 4600

Monthly expenses: $ 4200
??Housing: $ 1800
??Insurance: $ 100
??Car: $ 300
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and previous Prosper loan: $ 1200 ($700 with this loan)
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 455612
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	17 / 15	Length of status:	4y 10m
Credit score:	680-699 (Apr-2010)	Total credit lines:	30	Occupation:	Homemaker
Now delinquent:	0	Revolving credit balance:	$28,969	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	money-prospector	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car to get to work
Purpose of loan:
This loan will be used to buy a car that will enable me to get back and forth to work.

My financial situation:
I am a good candidate for this loan because I have always paid all my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 455768
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	39%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	20 / 19	Length of status:	8y 5m
Credit score:	600-619 (Apr-2010)	Total credit lines:	42	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$10,606	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	Meljim12	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 92% )	600-619 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	3 ( 8% )	600-619 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
paying off medical bill
Purpose of loan:
This loan will be used to pay off a medical bill and some credit cards.

My financial situation:
I am a good candidate for this loan because? I previously had a loan and paid it off?on time without any issues. ?

Monthly net income: $ 2900 plus bonuses

Monthly expenses: $
??Housing: $ 516
??Insurance: $?included
??Car expenses: $ 332
??Utilities: $?100
??Phone, cable, internet: $ 121
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456040
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$195.33

Auction yield range:	8.04% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	56%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 15	Length of status:	2y 7m
Credit score:	700-719 (Apr-2010)	Total credit lines:	27	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$19,593	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	balance-fate0	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family: Paying off Credit Cards
Purpose of loan:
This loan will be used to consolidate our credit cards to pay them off for good then to continue in?the game.? My husband and I were doing well, however, due to a job change that moved us from?Hawaii to the mainland, we had to short sale our house.? Due to the short sale and move, we racked up quite a bit of credit card debt.? We make enough money, however, the minimum payments have risen?due to the impact of the short sale.? We believe if we can get our cards into one?fixed loan, we can pay it off and?be free.? ?

My financial situation:
We are good candidates for this loan because?we are good people that just became victims of the economy.? We make?payments on time to?all of our billers.? ?

Monthly net income: $ 2200.00

Monthly expenses: $
??Housing: $?0 - Paid by husband
??Insurance: $ 80
??Car expenses: $ 125.00
??Utilities: $ 0- paid by husband
??Phone, cable, internet: $ 109.00
??Food, entertainment: $?200
??Clothing, household expenses $ 0
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	25.75%	Starting borrower rate/APR:	26.75% / 29.08%	Starting monthly payment:	$305.18

Auction yield range:	8.04% - 25.75%	Estimated loss impact:	8.62%
Lender servicing fee:	1.00%	Estimated return:	17.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1986	Debt/Income ratio:	28%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	30 / 22	Length of status:	14y 9m
Credit score:	700-719 (Apr-2010)	Total credit lines:	66	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$57,625	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	affluence-pioneer874	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-679 (Aug-2009) 680-699 (Sep-2008)
Principal balance:	$5,116.51	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Pay off some High Interest Credit
Purpose of loan:
This loan will be used to close other debt and consolidate it into a single payment.? I am also a lender here on Prosper to other borrowers !!!! I have loaned money to 8 People here on Prosper and will contniue to add to that I think the Prosper Ratings need some work as I have NEVER Defaulted on Any payment.? I have lent money to 3 so called A Borrowers and they are in default while my C, D and E's are 100% on Time.? I can promise all I have never and will never miss a payment

My financial situation:
I am a good candidate for this loan because I have never been late on Any payments and I have a solid job.? I made some mistakes taking out loans from high interest lenders to cover costs for my kids and other issues.? This loan will be used to reduce payments on other lines and to close them reducing my debt burden.? I have a perfect payment record but due to volume of debt my score is lower. As you can see My credit score has risen as I have been paying down debt and will continue to do so.? This loan will be used to payoff and close 3 Credit card accounts and pay 80% off of a High Interest Loan from HFC. I have been employed in my current position for 15 years and just received a promotion and at the end of last year.?

Monthly net income: $ 12000
Monthly expenses: $
??Housing: $3600 ???
??Insurance: $ 800
??Car expenses: $ 600 ??
??Utilities: $ 300 ????
??Phone, cable, internet: $ 125
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 900
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2003	Debt/Income ratio:	21%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 2	Length of status:	4y 11m
Credit score:	640-659 (Apr-2010)	Total credit lines:	11	Occupation:	Food Service
Now delinquent:	1	Revolving credit balance:	$744	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	20
Screen name:	banker737	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to pay my payday loan
Purpose of loan:
This loan will be used to?pay my pay dayloan

My financial situation:
I am a good candidate for this loan because? i am honest me and others

Monthly net income: $ 1200

Monthly expenses: $
??Housing: $ 250 rent
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 12.93%	Starting monthly payment:	$31.98

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1988	Debt/Income ratio:	65%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 6	Length of status:	9y 8m
Credit score:	720-739 (Apr-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$2,412	Stated income:	$25,000-$49,999
Amount delinquent:	$672	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	bagtracer	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	720-739 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	720-739 (Jul-2009) 740-759 (Apr-2008) 740-759 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Pay Sears Credit Card
Purpose of loan:
This loan will be used to pay Sears Credit Card.
My financial situation:I am a good candidate for this loan because I believe in Prosper's vision to help everyday?Americans increase their?credit rating. I also plan on paying this loan off quicker then 3 years.? Let's Prosper!?Since I am single and do work a part time job along with overtime on my full time job; income?does vary.?My expenses for clothing and my apartment is?small. Thank you for viewing!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1998	Debt/Income ratio:	9%
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	18y 9m
Credit score:	660-679 (Apr-2010)	Total credit lines:	12	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$19	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	elegant-truth2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to pay for my daughters student housing and expenses at UC Berkley

My financial situation:
I am a good candidate for this loan because I am an honest hard working father with a long employment history.

Monthly net income: $ 4700

Monthly expenses: $ 2050
??Housing: $ 700
??Insurance: $ 50
??Car expenses: $ 150
??Utilities: $ 250
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.93%	Starting borrower rate/APR:	22.93% / 25.21%	Starting monthly payment:	$464.08

Auction yield range:	8.04% - 21.93%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1975	Debt/Income ratio:	27%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 15	Length of status:	39y 4m
Credit score:	780-799 (Apr-2010)	Total credit lines:	50	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$36,343	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	peso-sanctuary	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate?credit card debt.

My financial situation:
I am a good candidate for this loan because I have a stellar payment history and?very good credit.? I am responsible, have a good steady income and would like to consolidate credit card debt in to one payment that will be paid off faster than paying monthly on each card.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456070
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1988	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 12	Length of status:	5y 10m
Credit score:	640-659 (Apr-2010)	Total credit lines:	21	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$12,421	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	marketplace-renewal	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kitchen Remodel
Purpose of loan:
This loan will be used to?

I am going to completely remodel the kitchen. New appliances, countertops, fixtures, cabinets, etc. It has never been remodeled before and is definitely time for a remodel.

My financial situation:
I am a good candidate for this loan because?

I have very little debt compared to my income and would like to start a relationship with Prosper, so that I may continue coming here for most of my loan needs. I have been employed with the same employer for quite a long time and have a good payment history with my accounts. I really appreciate all the investors and help in achieving my new beautiful kitchen!

Monthly net income: $ 8000.00

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 300.00
??Car expenses: $ 900.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 800.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 15.65%	Starting monthly payment:	$373.29

Auction yield range:	8.04% - 12.50%	Estimated loss impact:	8.77%
Lender servicing fee:	1.00%	Estimated return:	3.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 2	Length of status:	13y 6m
Credit score:	780-799 (Apr-2010)	Total credit lines:	7	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$3,227	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	trade-widget1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital
The Loan will be used to provide working capital for my business. I have a large block of confirmed orders and need the capital to fund production. One half will fund Raw materials & labor, One quarter will pay for tooling for the machinery and the last quarter will be held in reserve until collections are made.

My financial situation:? I'm retired Navy;? 21 years happily married ; have a very active 6 year old.? I own my own home. In short : I have a very stable and somewhat normal home life.? For The business : Ive operated the business as an S corp since Oct 1996. We have a very loyal customer base and a niche product with little competition. Everything we make is ordered months in advance and I have a large backlog? of new orders to produce. Ive been successful at this business since 1996 - I have three very sharp employees. I believe I'm a good bet for your Investment.

? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Thanks Kindly for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.21%	Starting monthly payment:	$45.25

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	21%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 4	Length of status:	13y 11m
Credit score:	640-659 (Apr-2010)	Total credit lines:	17	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$3,632	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	15
Screen name:	Crunchberry	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? be pay off my credit cards

My financial situation:
I am a good candidate for this loan because?i will definitely have the money for payments and i am done with credit cards after this?

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $
??Insurance: $?350
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 150
??Food, entertainment: $?400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$501.80

Auction yield range:	11.04% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2001	Debt/Income ratio:	35%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 7	Length of status:	4y 11m
Credit score:	700-719 (Apr-2010)	Total credit lines:	23	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$27,582	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	likeable-value0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit card balances, which have interest rates close to 18% annually.

I am a good candidate for this loan because of my financial situation below:
Monthly net income: $ 4,500
Monthly expenses: $4,000
??Housing: $761
??Insurance: $120
??Car expenses: $540
??Utilities: $350
??Phone, cable, internet: $100
??Food, entertainment: $400
??Clothing, household expenses $400
??Credit cards and other loans: $800
??Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$131.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	19y 7m
Credit score:	720-739 (Apr-2010)	Total credit lines:	25	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$1,768	Stated income:	$50,000-$74,999
Amount delinquent:	$244	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	46
Screen name:	johcor549	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Heating System Replacement
Sorry had to withdraw and relist as the needed amount dropped from 5000 to 2900.

Purpose of loan:
This loan will be used to ?replace my 22 year old oil fired furnace to a new efficent natural gas furnace, the old one is unsafe.??

I am a good candidate for this loan because? I am a self starter I get up every morning and run my own business to support my family (no excuses you have?to make it happen) ?Have kept the same business running since September 1990. After establishing a second location in Michigan we aquired our Federal Trademark for Critters Choice. Recently we opened our online store www.critterschoice.net offering 17000 pet related items in addition to our core business of pet care services www.critterschoice.com.

In 2003 we filed bankruptcy from my wifes battle with cancer, and?our health?isurance company who fought every bill we entered a chapter 13 repayment program instead of just walking away with a chapter 7. We completed our 5 year repayment program 2 years ago making every payment.?? All the creditors unfortunately remain on our credit report for 8 years no matter what. We are good hardworking people who will repay every cent on time, we really need this and will be forever gratefull.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1989	Debt/Income ratio:	27%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	1y 6m
Credit score:	640-659 (Apr-2010)	Total credit lines:	44	Occupation:	Other
Now delinquent:	3	Revolving credit balance:	$10,781	Stated income:	$50,000-$74,999
Amount delinquent:	$2,546	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	14
Screen name:	robust-ore	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My debt
Purpose of loan:
This loan will be used to pay off small outstanding bills.?

My financial situation:
I am a good candidate for this loan because I get paid weekly and overtime on a weekly basis.??

Monthly net income: $ 3200 - 4000

Monthly expenses: $ Shared
??Housing: $ 2200
??Insurance: $ 250
??Car expenses: $
??Utilities: $ 250
??Phone, cable, internet: $ 280
??Food, entertainment: $ 600
??Clothing, household expenses $
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	21%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 4	Length of status:	0y 8m
Credit score:	700-719 (Apr-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,247	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	best-power-planet	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to put a deposit on a new apartment as well as pay off my credit cards.

My financial situation:
I am a good candidate for this loan because I have a high credit score and a full-time job.

Monthly net income: $
$2260.00

Monthly expenses: $
??Housing: $ 425.00
??Insurance: $ 93.00
??Car expenses: $ 241.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 60.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$108.52

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2004	Debt/Income ratio:	22%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	3y 6m
Credit score:	640-659 (Apr-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$6,248	Stated income:	$1-$24,999
Amount delinquent:	$686	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	unbelievable-euro	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adopting a Baby
Purpose of loan:
This loan will be used to pay the expenses for adoptiong a baby.

My financial situation:
I am a good candidate for this loan because I am a hard worker that has just finished college and landed a solid job. I was stricken with cancer at the age of 17 and have since not been able to have a baby. My husband and I would like to have a child, but need help with the financial burden.

Monthly net income: $
8,000 between me and my husband
Monthly expenses: $
??Housing: $ 1192
??Insurance: $ 132
??Car expenses: $ 0?
??Utilities: $ 200
??Phone, cable, internet: $ 350
??Food, entertainment: $ 150
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456124
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$493.78

Auction yield range:	4.04% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	6%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	17y 9m
Credit score:	780-799 (Apr-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,504	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	kohliekohl	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	780-799 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	740-759 (Sep-2009) 780-799 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Replacing Retaining wall
Purpose of loan:
I am replacing a retaining wall in my back yard. The wall is 30 years old and was made of railroad ties, which are starting to decay. The wall will be replaced with rosetta hardscapes, which is a beautiful hardened concrete wall molded to look like natural rockface. The total cost of the project is $30000, of which I have $15000 cash, and would like to finance the rest through prosper. I have been a lender since prosper started, and have also paid back one reinvestment loan on prosper as well. I am hoping michigan will be authorized to resume lending again in the future..

My financial situation:
I am a good candidate for this loan because I am a government employee who earns $107000 annually and my wife is a tenured school teacher who earns $35000 annually. We have no credit card debt (just pay off the balance each month), no car payment, and a house payment of $1500 per month on a 30 year fixed mortgage. If you have any questions, just ask and thank you for looking at my listing
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$285.78

Auction yield range:	17.04% - 26.00%	Estimated loss impact:	36.00%
Lender servicing fee:	1.00%	Estimated return:	-10.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1996	Debt/Income ratio:	18%
Basic (1-10):	1	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	4y 3m
Credit score:	760-779 (Apr-2010)	Total credit lines:	15	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$1,632	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	alluring-peso	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Plastic surgery for my wife
Purpose of loan:
This loan will be used to fund a tummy tuck a mom who has tried her hardest to get rid of the little pouch lefter over from having kids to no avail.

My financial situation:
I am a good candidate for this loan because I make great money I work for the federal government and if given the loan you will never have to worry about getting paid on time. Because I work for the federal government I can and will set up an allotment for the payment to be taken out of my check before it ever hits the bank thus giving half the monthly payment every two weeks. Please help me out I don't have bad credit but the time I've had the loan for my house and the time I've had a new loan out for a new vehicle is too short a time for lenders and I keep getting denied.
Thanks in advance
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,777.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$389.83

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	8	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	3 / 3	Length of status:	3y 2m
Credit score:	640-659 (Apr-2010)	Total credit lines:	15	Occupation:	Sales - Retail
Now delinquent:	1	Revolving credit balance:	$452	Stated income:	$0
Amount delinquent:	$392	Bankcard utilization:	162%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	wonderous-bid0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need your help 2 Reinvent Myself
Purpose of loan:
This loan will be used to?
Build a new website for my new online childen's retail store and purchase inventory . I have done all the legwork! I have my vendors lined up however, I discovered that most of them have a $200.00 minimum to place an order.? I already purchased the website name but I need inventory to put on the site. I have my website developer lined up and that cost approximately $1000.00.? I have studied search engine optimization.? So I am prepared to make sure that my web page will rank high.?I have my own online blog that keeps me active in the children's fashion world http://www.mariandbreekids.wordpress.com

I also frequent websites that I feel are competitors and I view their press information page and I wrote down hundreds of names of magazines writers and editors so that I can solicit a free write up about my new store once it opens. I am prepared to advertise on facebook, google adsense, and the back of a couple of parent magazines. I have a BS in Fashion Merchandising but i had hard luck working in corporate America as a Buyer.? Most of the retailers I worked for went out of business. I discerned all of their shortcomings and I am prepared not to make the same mistakes that they made.

My financial situation:
I am a good candidate for this loan because?
I have learned my lesson in the past about not paying bills on time and I now have credit cards with low utilization percentages.? I recently read a book called "The Secret" I decided to take the authors advice and go out on a limb and ask for what I want.? I really want to work for myself but I need your help. I realize that I can't become financially prosperous (like my play on words) by working for someonelse. I can do it! I was young and immature in the past and very irresponsible with my spending.? Now that I have children which puts everything into perspective I am much more financially responsible. I am ready to prove myself and not let anyone down in the process. I realize that on paper I'm a no go however, the exact oppostie is true I have drive determination and I will succeed.? All I am lacking is the capitol I need to make it a Go.

I work from my home so I don't have transportation cost nor do I need lunch money. So my expenses ar minimal.? I will pay you back.

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 40
??Car expenses: $ 0
??Utilities: $ 70
??Phone, cable, internet: $ 35
??Food, entertainment: $?50
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 20
??Other expenses: $ 15
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$178.92

Auction yield range:	11.04% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1998	Debt/Income ratio:	44%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 10	Length of status:	4y 3m
Credit score:	740-759 (Apr-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$19,488	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Jinxgolf	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	43 ( 100% )	740-759 (Latest)
Principal borrowed:	$15,250.00	< mo. late:	0 ( 0% )	680-699 (Apr-2009) 720-739 (Dec-2007) 700-719 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	43
Description
3rd Loan NO Late Payments
Purpose of loan: RELIST: I have lowered the amount of the loan in hopes this listing will fund. I have also increased the interest rate by 1%, this would still be lower than the rates on my cards.?
This loan will be used to payoff two credit cards. One previously had a zero balance but I had to?put?what I owed in taxes this year on that card. The other card was also previously paid off, however, during the economic dowturn my wife lost her job and we ran up the balance again trying to make ends meet.?

My financial situation:
This will be my third prosper loan.The other two were successfully paid off. No late payments EVER! This loan will effectively lower my monthly payment and put me on a three year plan to get all of this taken care of. I was debt free for about 6 months and loved the feeling. I want to get back to that. My wife has since gone back to work and is making around 45k, which is obviously not included in my income. I would rather pay interest to the people of Prosper than the credit card company. I feel that I am as close to a sure deal as you can get on this site. I hope you feel the same way. Thanks for considering my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456150
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	12y 5m
Credit score:	720-739 (Apr-2010)	Total credit lines:	36	Occupation:	Landscaping
Now delinquent:	0	Revolving credit balance:	$321	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	courageous-credit185	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bond
Purpose of loan:
This loan will be used as collateral for a bond for my business to fulfill requirements for a new contract?

My financial situation:
I am a good candidate for this loan because my financial situation has improved substantially. In the near future our family income will duplicate once my wife starts working again (she will graduate in 3 months as RN) however now we need this loan becasue our last year's saving ($15000) were used for a down payment to buy a new tractor not knowing that a collateral would be needed in order to get the bond. We have the capability to pay off this loan in a short time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	43%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 11	Length of status:	0y 10m
Credit score:	660-679 (Apr-2010)	Total credit lines:	43	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$7,621	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	peso-cycle	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$175.79

Auction yield range:	8.04% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	24%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 12	Length of status:	17y 2m
Credit score:	700-719 (Apr-2010)	Total credit lines:	29	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$12,983	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	inspired-income634	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
STARTING OVER
Purpose of loan:
This loan will be used to start my life over. I recently was out for some family issues and now I am back to work and ready to start over. I've been employed with Delta Airlines for a number of years and have the means to pay back this loan. It is for debt consolidation.

My financial situation:
I am a good candidate for this loan because of my work history and having only on time payments to all lenders. Nothing is negative and has been negative. I just would rather pay everything off and have one solid bill a month.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 350
??Car expenses: $ 250
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456168
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	36%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	5y 2m
Credit score:	700-719 (Apr-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,894	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	18
Screen name:	unafraid-moola8	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate my montly bills in respect to credit cards.

My financial situation:
I am a good candidate for this loan because I will pay my loan on time. I am currently going through a divorce and?would just like to consolidate all my bills into one payment. I found out my wife was cheating so we have decided to part ways, which has pretty much left me with all the bills.

Monthly net income: $ 2600 after taxes

Monthly expenses: $ 1800.18
??Housing: $ 705.65
??Insurance: $ 123.00
??Car expenses: $ 381.53
??Utilities: $ 140.00
??Phone, cable, internet: $ 200
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 150
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1997	Debt/Income ratio:	43%
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	6 / 7	Length of status:	6y 0m
Credit score:	620-639 (Apr-2010)	Total credit lines:	22	Occupation:	Sales - Retail
Now delinquent:	3	Revolving credit balance:	$710	Stated income:	$25,000-$49,999
Amount delinquent:	$5,382	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	37
Screen name:	JGoforth	Borrower's state:	Michigan	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	620-639 (May-2008) 600-619 (Apr-2008) 540-559 (Apr-2007) 540-559 (Apr-2007)
Principal balance:	$1,629.55	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
3rd Loan Never Missed A Payment
Hello Propser community this will be my third loan through Propser. My first loan was used to pay off some credit card collections to help get my credit score up for my fiance and I to purchase our first house. My dream came true in August of 2008 when we closed on our house and we couldn?t be happier. Now I am reaching out to the Prosper community again for help. I have a perfect payment history on my first two loans have raised my credit grade from HR to a D I have also paid off my first loan 6 month early. This loan is going to be used for my summer semester of school. I currently attend a private school and want to take summer classes to finish a year later. I will be able to pay this loan off early due to the fact that we have the money coming this summer to pay it off and are willing to pay higher interest rates to the Prosper lenders for their help.?
This is also an instant loan because we need the money to pay for my semester ASAP and are again willing to pay the higher interest rate to reward the lenders.

My financial situation:
I am a good candidate for this loan because I have been working at a steady job for over 6 years and have been going to school to further myself.

Monthly net income: $4500

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 150
??Utilities: $ 350
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Other expenses: $ 250If you have any questions please ask. Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 27.55%	Starting monthly payment:	$39.07

Auction yield range:	8.04% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	0y 3m
Credit score:	700-719 (Apr-2010)	Total credit lines:	24	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$3,420
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	happy-note6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to pay for the completion of my B.S. in Organizational Leadership for Not-for-Profits and B.A. in English. My financial aid will not cover all of my tuition expenses for me to continue my coursework for the summer session. I do not want to have to abandon my education as it has already taken me 15 years to complete.
I am a good candidate for this loan because I know the value of having a degree. After my son was born 10 years ago, I took a leave of absence form college to raise him and began working as a newspaper editor. The pay was low and our family was struggling. I wanted to return to school many times over the past 10 years but my job responsibilities would not allow me to do so. After careful consideration and with the support of my family, I made the decision to leave my position and concentrate on finishing my degree. When I graduate in December, I will be the first person in my family to have gone to and graduated from college. I will also prove to others that having a disability does not stop you from making your dreams come true. It my hope to be able to enable others to achieve their goals in the future. I have received some responses from past loan requests and I am grateful to those who have offered to help but unfortunately I have yet to receive the amount I need to make my loan request successful. It is my hope that I will be able to join the Prosper community as a lender once I receive my degree and rejoin the workforce. My ultimate goal is to help others in need.

Monthly net income: $ $1,300.00

Monthly expenses: $
??Housing: $0
??Insurance: $0
??Car expenses:
??Utilities:
??Phone, cable, internet:
??Food, entertainment: $100
??Clothing, household expenses $0
??Credit cards and other loans: $600
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1997	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	5y 10m
Credit score:	640-659 (Apr-2010)	Total credit lines:	10	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$309	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	lion2	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family Vacation
Purpose of loan:
This loan will be used to...

Take a family vacation to Los Angeles California and San Diego California before my son goes off to college! We really haven't had a family get away in quite a long time -- since both children were pre-teen. So I just really feel it time to spend some quality time together. We're always so busy with work, school, responsibilities, friends, etc. that we really do not spend the time together that we should. I think this will really be enjoyable for all of us and I thank you all for your help and support.

My financial situation:
I am a good candidate for this loan because?

We accomplished paying off 90% of our debts pretty recently, so I thought we deserved to all take a really nice family vacation to California -- just get away and enjoy some stress free family time before my son begins college next year.

Monthly net income: $ 4691.00
Monthly bonus: $ 500.00
Total monthly net income: $ 5191.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 300.00
??Car expenses: $ 700.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.56%	Starting borrower rate/APR:	31.56% / 33.96%	Starting monthly payment:	$129.93

Auction yield range:	11.04% - 30.56%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	6 / 4	Length of status:	9y 10m
Credit score:	680-699 (Apr-2010)	Total credit lines:	17	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$3,654	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wise-bazaar-communicator	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
INVENTORY
Purpose of loan:
This loan will be used to? purchase inventory and display fixtures that are needed in order to further expand my retail business.? Business expansion will generate more profit and allow me to successfully take my finances to another level while coinciding, making the necessary monthly payments of reimbursement for the loan.

My financial situation:
I am a good candidate for this loan because? I am diligent in making wise business decisions. The loan will be utilized in the most advantageous way, which will result in an abundance of profit which means no uncertainty in reimbursement. In addition to my notable degree of consistency, meeting financial obligation without delay for all monthly bills which has resulted in a good fico score for myself. I am trustworthy and humbly entreat the opportunity to sustain this loan to become more virtuous.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 100
??Car expenses: $ 275
??Utilities: $ 120
??Phone, cable, internet: $ 95
??Food, entertainment: $ 400
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 850
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.93%	Starting borrower rate/APR:	23.93% / 26.22%	Starting monthly payment:	$587.94

Auction yield range:	8.04% - 22.93%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	19%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	2y 2m
Credit score:	760-779 (Apr-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,444	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	community-frontier	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of a used car for family
Purpose of loan:
This loan will be used to purchase a new, safe, and reliable vehicle for my family.? My 1997 Ford Explorer, which I purchased and paid off, just went out of commission.

My financial situation:
I am a good candidate for this loan because my credit is good, I have steady income, and I'm backed by my family's construction business.? I have a Bachelor's degree in Business and over 10 years of experience in my field.

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$180.86

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	2y 8m
Credit score:	720-739 (Apr-2010)	Total credit lines:	10	Occupation:	Waiter/Waitress
Now delinquent:	0	Revolving credit balance:	$1,635	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	spinner53	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Suprised Expenses
Purpose of loan:
This loan will be used to? pay off a deductible for my car, and paying a dentist for a root canal, which cause me to be a pain. I would greatly appreciate if my listing gets funded. Please

My financial situation:
I am a good candidate for this loan because?i have a 676 credit score with a job. With this job i am paying of a 5 year term on my car, cellular phone bill, and insurance. I have the extra currency to pay of this bill.. Please
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456284
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	10y 1m
Credit score:	660-679 (Apr-2010)	Total credit lines:	19	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$7,348	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	reward-sage3	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? consolidate

My financial situation:
I am a good candidate for this loan because? I am never late on any payments and always pay my bills

Monthly net income: $10,000

Monthly expenses: $
??Housing: $754
??Insurance: $ 100.00
??Car expenses: $300.00
??Utilities: $250.00
??Phone, cable, internet: $ 49.00
??Food, entertainment: $400
??Clothing, household expenses $100.00?
??Credit cards and other loans: $226.00
??Other expenses: $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$289.38

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1997	Debt/Income ratio:	20%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 12	Length of status:	4y 3m
Credit score:	700-719 (Apr-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,338	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cash-arboretum	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $
5000
Monthly expenses: $
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 12.93%	Starting monthly payment:	$31.98

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2002	Debt/Income ratio:	54%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 14	Length of status:	4y 4m
Credit score:	720-739 (Apr-2010)	Total credit lines:	22	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$7,118	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	reformer7	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Bills
Purpose of loan:
This loan will be used to? Pay off 2 medical bills I have that are soon to go to collections.? Around Oct or Nov of 09 my wife started going to an infertility doctor because we were having trouble getting and staying pregnant.? Because we had met our yearly deductible, almost everything the doctor had to do was covered except these bills for infertility lab work.? If i can pay these bills before they go to collections I will only owe $806.? However, if they go to collections i will owe around $2100 without any fees that i might get hit with.?

My financial situation:
I am a good candidate for this loan because? I have good credit and have made VERY few late payments.? It's a small amount to borrow so it wont be hard for me to pay back the loan especially with the monthly payments.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	15 / 13	Length of status:	15y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	40	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$34,517	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thewindowtinter	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 97% )	640-659 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	1 ( 3% )	660-679 (Feb-2008) 660-679 (Jan-2008) 660-679 (Dec-2007) 660-679 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Inventory for summer
THANKS TO ALL THE BIDDERS ON MY PREVIOUS LISTING!? Hopefully this one gets funded!

Like all other small businesses, I have had to be creative with financing over the last 2 years.

I have paid all past loans in full with good payment records, regardless of the economy.. and am current on all loans outstanding.

Your investment will be paid in full with interest!

Thanks again for considering my loan offer.? I am a returning Prosper borrower.? I paid off my last loan 2 months early.? I am very happy with the way that Prosper helped my business in the last 3 years.? I am in the process of paying down business credit cards that I had obtained in 2008-2009, and prefer the fixed payments of a Prosper loan over varying interest rates & fees etc.?

Purpose of loan:

This loan is to be used for increasing inventory for the busy summer car audio & electronics season.? Also will be used to purchase additional window film inventory.

My financial situation:
I am? moving into my 16th year of operation at Performance Autosound.? Business has been improving all year and sales are up 35% over 2009.? 2008-2009 were very challenging years, but 2010 show good signs of growth & potential.? Personally, I have been able to maintain all debts current, and do have some cash reserves tucked away.? The funding from Prosper would be used for fresh new inventory.

By cutting staff & other expenses over the last 2 years I have managed to maintain profitability with the business even in this economy.? The re-payment of this loan comes directly from the business, and compared to other inventory financing, Prosper is the most cost effective.

Thanks again for your consideration,
Bob
Performance Autosound
www.performanceautosoundweb.com

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$95.00

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	5 / 4	Length of status:	2y 11m
Credit score:	700-719 (Apr-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,864	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	15
Screen name:	cminor	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 100% )	700-719 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	720-739 (Oct-2009) 620-639 (Nov-2007) 720-739 (May-2007)
Principal balance:	$288.24	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
Visit Back Home
Purpose of loan:
This loan will be used to take a trip back home for two weddings in June.? All of my available funds are?reserved for a?business project that I am working on (completing my photo studio in a barn on my property).?

My financial situation:
I am a good candidate for this loan because my business has been going for almost 3 years now.? It started off very casual, with a few photo jobs here and there, but is growing rapidly now.? I recently finished a Masters Degree in Photography, which taught me a great deal about the industry, which I have been able to apply to the jobs.? I have secured 2 Little League organizations (which will net close to $5000 each), 11 weddings this summer (two of them are on this trip), and 4 other sporting events (should net $1500 to $3000 each).? I have been swamped lately with calls for family portraits, senior pictures, etc.?

Monthly net income: $
Current net income from the business is averaging between $2000 and $2500 per month.? As I mentioned in the "My financial situation" section, there are a number of upcoming jobs that will significantly increase the net earnings.

Monthly expenses: $?
It is important to note that our monthly household expenses are paid by my husband, who makes around $70,000 per year.? I have a few small items that I pay for each month.? Our mortgage payment will be included on my credit ($2026), but keep in mind that this is?paid by my husband.??

Housing: $???
Insurance: $???
Car expenses: $???
Utilities: $???
Phone, cable, internet: $???
Food, entertainment: $???
Clothing, household expenses $???
Credit cards and other loans: $ 90??
Other expenses: $

Feel free to contact me if you have any questions.? Thanks!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	6 / 4	Length of status:	4y 8m
Credit score:	660-679 (Apr-2010)	Total credit lines:	55	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$23,416
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	umbrella19	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for move after graduation
Purpose of loan:
This loan will be used to help move my husband and I (and unborn baby!) to our new town where I have been accepted into an Emergency Medicine residency program.

My financial situation:
I am a good candidate for this loan because I am always on time with monthly payments.? Also, my new job is a guaranteed $40,000+/year, a great salary for the area where we are moving as the cost of living is very low.? My husband will be also be working in our new town, which will add to our ability to make monthly payments and pay off this loan on time.

Monthly net income: $2000.00.? After I begin my new job as resident physician on July 1, 2010 monthly net income will be $3500 (which includes my husband's salary).

Monthly expenses: $
??Housing: $ 500 ???
??Insurance: $ 60
??Car expenses: $ 200
??Utilities: $ 60
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$565.13

Auction yield range:	17.04% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1985	Debt/Income ratio:	33%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	0y 9m
Credit score:	720-739 (Apr-2010)	Total credit lines:	26	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$9,387	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	calbear89	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	720-739 (Latest)
Principal borrowed:	$24,000.00	< mo. late:	0 ( 0% )	740-759 (Mar-2008) 600-619 (Oct-2007)
Principal balance:	$9,365.39	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Consolidate prosper loan and card
Purpose of loan:
Consolidation of existing prosper loan with remaining credit card debt.

My financial situation:
I'd like to pay off my current prosper loan and current higher interest rate?credit card and save a few interest points.
I have an excellent job and a will have no trouble paying this loan.

I think my loan is rated at HR because I've been consolidating my debt to my cards and thus I have a high utlization, but as you can see, I'm never late and I never have been late on my current prosper loan.? I keep my financial obligations.? Nonetheless, the automated system has rated my loan as HR.? I'm not going to go with the system "recommended" interest rate because that is actually worse than my current card interest rate, but I'll let everyone decide for themselves whether they want to fund my loan.

As a side note, just to show how committed I am about meeting my financial obligations, I was laid off from my job in November of 2008 and was unemployed for 7 months but still was never late with a single payment on any of my financial obligations.? Bottom line is that this loan is in no way an HR, but rather than trying to fight the automated system, I thought it would be best to explain and have you decide for yourself.

Thanks for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1993	Debt/Income ratio:	30%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	3y 0m
Credit score:	680-699 (Apr-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,768	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	chemistry42	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to? Pay off credit cards

My financial situation:
I am a good candidate for this loan because?I have kept up with all my payments and now wish?to be debt free sooner.? Interest rates have gone up?on most of my cards and I don't wish to only pay minimum on them.? I would like to clear them up.?

Monthly net income: $ 1350.00

Monthly expenses: $
??Housing: $?0
??Insurance: $?130.00
??Car expenses: $ 209.97
??Utilities: $ 120.00
??Phone, cable, internet: $ 131.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 25.00
??Credit cards and other loans: $ 250.00
??Other expenses: $ 25.00
Information in the Description is not verified.